                                                                    Exhibit 4.1


COMMON STOCK

-------------------                                         -------------------
      Number                                                       Shares
JMH
-------------------                                         -------------------


         Shares of Common Stock must be represented by certificates which specify the name(s) of the record and beneficial owner(s) of such shares. A full statement of this restriction and all other rights, powers and limitations of the Common Stock are set forth in full in the Articles of Incorporation and Bylaws, each as amended, of the Corporation, which are on file with the Securities and Exchange Commission and copies of which can be obtained free of charge from the Secretary of the Corporation upon the request of any stockholder of the Corporation.

                            JAG Media Holdings, Inc.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

This certifies that                              CUSIP 470080 40 9
                                      See reverse side for certain definitions.


is the owner of


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.00001 PAR VALUE
                                 PER SHARE, OF

============================JAG Media Holdings, Inc.===========================


transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:



                                                               [SEAL]
                                                       JAG Media Holdings, Inc.
      /s/ Stephen J. Schoepfer                               Incorporated                     /s/ Thomas J. Mazzarisi
------------------------------------------------                NEVADA                  ------------------------------------
PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
       TRANSFER ONLINE
     317 SW ALDER STREET
         2nd Floor
      PORTLAND, OR 97204


BY

TRANSFER AGENT
AND REGISTRAR

AUTHORIZED SIGNATURE

                            JAG Media Holdings, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                          UNIF GIFT MIN ACT- _____________Custodian_____________
TEN ENT - as tenants by the entireties                                        (Cust)                (Minor)
JT TEN  - as joint tenants with right of                                       under Uniform Gifts to Minors
          survivorship and not as tenants
          in common                                                        Act _______________________________
                                                                                          (State)


                                                        UNIF TRANS MIN ACT- _____________Custodian____________
                                                                              (Cust)                (Minor)
                                                                             under Uniform Transfers to Minors

                                                                            Act ______________________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell(s), assign(s) and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________


________________________________________________________________________ shares of the common stock represented by the within Certificates, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________




_______________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED


By _______________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT
TO S.E.C. RULE 17Ad-15.